Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES

NOTE 11 — INCOME TAXES

The Company provides for income taxes using the asset and liability approach. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. As of September 30, 2025, and December 31, 2024, the Company had a full valuation allowance against its deferred tax assets.

For the three and nine months ended September 30, 2025, the Company utilized the annualized effective tax rate method and recorded zero income tax expense based on a zero effective tax rate. No tax benefit or expense has been recorded in relation to the pre-tax income for the nine months ended September 30, 2025, and pre-tax losses for the three months ended September 30, 2025 and three and nine months ended September 30, 2024 due to a full valuation allowance to offset any deferred tax assets.

On July 4, 2025, the U.S. enacted the One Big Beautiful Bill Act (“the Act”), which includes several corporate tax provisions, such as 100% bonus depreciation on qualified property and the immediate deductibility of domestic research and experimental expenditures. The provisions of the Act did not have a material impact on our income tax expense or effective tax rate.

NOTE 12 — INCOME TAXES

Prior to the Closing date of the Merger, the Company operated as part of G3 and accordingly the accompanying financial statements as of and for the year ended December 31, 2023 were prepared on a carve-out basis. If the Battery Group filed separate tax returns from G3, it is estimated that as of December 31, 2023, the deferred tax asset for net operating loss carryforwards would have been approximately $2.9 million based on the cumulation of losses since 2021, the first year Battery Group carve-out financial statements were prepared. Other deferred tax assets (liabilities) as of December 31, 2023 would have included $(188,000) for fixed assets and $(38,000) for patents. The net deferred tax asset before valuation allowance would have been approximately $2.7 million with an equal offsetting valuation allowance recognized. The tax attributes of the net operating losses included in the December 31, 2023 balance sheet did not carryover in the Merger.

The current and deferred elements of the 2023 tax provision were both zero. The 2023 tax benefit at the federal statutory rate of 21% was approximately $1,100,000 with the offset resulting in the zero effective tax rate primarily related to an increase in the valuation allowance.

The income tax provision consists of the following for the year ended December 31, 2024:

2024
Federal
Current	$—
Deferred	—
State and Local
Current	—
Deferred	—
Income tax provision/(benefit)	$—

A reconciliation of the statutory tax rate to the Company’s effective tax rate for the year ended December 31, 2024:

2024
Statutory federal income tax rate	21.00%
State and local taxes, net of federal tax benefit	1.30
Warrants and issuance of common stock	(9.94)
Adjustment to deferred tax assets	(7.90)
Other	(1.08)
Change in valuation allowance	(3.38)
Income tax expense	0%

The Company’s deferred tax assets are as follows at December 31, 2024:

2024
Deferred tax asset:
Net operating loss carryforward	$1,534,755
Capitalized research and development	1,081,840
Equity-based compensation	496,493
Accrued legal fees	453,986
Organizational and start-up costs	379,620
Accrued expenses	33,956
Accrued compensation	75,639
Intangible assets	26,557
Total deferred tax asset before valuation allowance	4,082,846
Less: Valuation allowance	(3,923,277)
Total deferred tax asset after valuation allowance	159,569
Deferred tax liability:
Fixed assets	(159,569)
Net deferred tax asset	$—

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2024, $877,210 of the valuation allowance increase was recorded to tax expense. As of December 31, 2024 the Company had federal net operating loss carryforwards of $6,680,106 with an indefinite carryforward period, and state and local net operating loss carryforwards of $6,680,106 which expire in 2029.

The Company files income and franchise tax returns with the United States, Texas, and Ohio. Examinations by the United States and state tax authorities may include questioning the timing and amount of deductions, the nexus of income among various state and local tax jurisdictions and compliance with federal and state tax laws. As of December 31, 2024, all tax years since the 2021 inception year are subject to examination for U.S. federal and state purposes. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

The following table indicates the changes to the Company’s uncertain tax positions for the year ended December 31, 2024:

2024
Balance, beginning of the year	$—
Additions based on tax positions related to prior years	—
Payments made on tax positions related to prior years	—
Additions based on tax positions related to current year	207,022
Balance, end of year	$207,022

As of December 31, 2024 $207,022 represents the amount of unrecognized tax benefits that, if recognized, would favorably affect the effective income tax rate in future periods.

As of December 31, 2024 the Company has not recognized any amount of interest and penalties for uncertain tax positions in its consolidated statements of operation.